Cash and cash equivalents - Summary of Cash and Cash Equivalents (Details) £ in Thousands, $ in Millions	Dec. 31, 2023 GBP (£)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 GBP (£)	Dec. 31, 2021 GBP (£)	Dec. 31, 2020 GBP (£)
Cash and cash equivalents [abstract]
Cash at bank and in hand	£ 24,993		£ 41,986
US Treasury Bills	29,038		12,376
Short term bank deposits			454
Total Cash and cash equivalents	£ 54,031	$ 68.8	£ 54,816	£ 73,537	£ 27,449